Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

File by the Registrant  [XX]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[XX]      Preliminary Proxy Statement

[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 14a-12

                             MEDICAL DYNAMICS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             Van Horsley, President
                    ----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX]      $125  per  Exchange   Act  Rules   O-11(c)(1)(ii),   14a-6(i)(1),   or
          14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(4) and O-11.

[ ]       Fee  computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
          O-11.

          (1)  Title of each class of securities to which transaction applies:


          (2)  Aggregate number of securities to which transaction applies:


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O- 11:1


          (4)  Proposed maximum aggregate value of transaction:

----------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                             MEDICAL DYNAMICS, INC.
                             99 Inverness Drive East
                               Englewood, CO 80112

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To
                            Be Held on June 11, 1998

--------------------------------------------------------------------------------

                                                                  April 30, 1998

TO THE SHAREHOLDERS OF MEDICAL DYNAMICS, INC.:

     The Annual Meeting of Shareholders of Medical Dynamics, Inc., a Colorado corporation, ("Medical Dynamics" or the "Company") will be held at ______________________________, ___________________, Englewood, Colorado _____
on June 11, 1998 at 10:00 a.m. local time, to consider and take action on:

     1. The election of seven directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

     2. An amendment to effect a 100-for-one reverse stock split.

     3. Conditional upon the approval of Proposal 2, a one-for-100 forward stock split.

     4. An increase in the Company's authorized capitalization to 30,000,000 shares of $.01 par value common stock.

Fractional shares resulting from the reverse stock split will be purchased by the Company for a price to be determined based on the circumstances existing at about the time that the Reverse Stock Split is completed.

     5. Approval of the Medical Dynamics 1998 Stock Option Plan.

     6. Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

     Only holders of record of common stock at the close of business on April 24, 1998, will be entitled to notice of and to vote at this Annual Meeting, or any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

     Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                     By Order of the Board of Directors:
                                     Van Horsley, President


PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                             MEDICAL DYNAMICS, INC.
                             99 Inverness Drive East
                               Englewood CO 80112

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 11, 1998

                                                                  April 30, 1998

     This Proxy Statement is being furnished to shareholders of Medical Dynamics, Inc. ("Medical Dynamics" or the "Company") in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors for use at the Annual Meeting of shareholders of the Company (the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held at 10:00 a.m. local time, at __________________, _____________, Englewood,
CO 80112, on June 11, 1998. This Proxy Statement will be first mailed to the shareholders on or about May 4, 1997.

                                VOTING SECURITIES

     Holders of record of the Company's common stock (the "Common Stock") at the close of business on April 24, 1998 (the "Record Date") will be entitled to vote on all matters. On the Record Date, the Company had 9,628,669 shares of Common Stock outstanding. The holders of shares of Common Stock are entitled to one vote per share. The Company's only class of voting securities is the Common Stock.

     A majority of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present:

     the seven nominees for the Board receiving the greatest number of affirmative votes will be elected as directors (proposal 1);

     a majority of the outstanding shares must vote in favor of proposals 2, 3, and 4 for their approval; and

     a majority of the shares voting (if a quorum is present) must vote in favor of proposal 5 for its approval.

Management may, in its discretion, seek an adjournment of the meeting to a specific time and place if sufficient votes are not cast for the approval of proposals 2, 3, 4, or 5. Management may also recommend that the meeting be adjourned if a quorum is not present. Management has not determined whether to do so, however. The proxy holder will vote all proxies it receives which have directed a vote FOR proposal 2 in favor of any adjournment for the purpose of soliciting additional votes; the proxy holder will vote all proxies received which voted against proposal 2 against any such adjournment; all proxies which direct an abstention with respect to the vote on proposal 2 will abstain from voting on any adjournment proposed for the purpose of soliciting additional votes.

     Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof will not be counted as voting on a particular matter.

     A shareholder who gives his proxy pursuant to this solicitation may revoke it at any time before it is voted either by giving notice of the revocation thereof to the Secretary of the Company, by filing another proxy with the Secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At April 24, 1998, Medical Dynamics had only one class of outstanding voting securities, its common stock (referred to herein as the "Common Stock"). The following table sets forth information as of April 24, 1998 with respect to the ownership of the Common Stock for all directors, individually, all officers and directors as a group, and all beneficial owners of more than five percent of the Common Stock. The following shareholders have sole voting and investment power with respect to the shares unless indicated otherwise.

                                   Shares owned                    * Percent
Name of beneficial owner         beneficially (1)                  of class
------------------------         ----------------                  --------

Edwin L. Adair, M.D.               1,174,298 (2)                     12.2%
and Pat Horsley Adair
317 Paragon Way
Castle Pines Village
Colorado   80104

Daniel L. Richmond                  647,760 (5)                        6.7%
6500 Baird Av
Reseda, CA.  91335

Chae U. Kim                         647,760 (5)                        6.7%
3231 Cheviot Vista Place
Los Angeles, CA.  90034

I. Dean Bayne, M.D.                    20,000                          0.2%

Van A. Horsley                       355,586 (3)                       3.7%

Leroy Bilanich, Ed.D.                  20,000                          0.2%

All officers and                    3,195,404 (4)                     32.7%
directors as a
group (10 persons)


(1) As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, beneficial ownership is of record and consists of sole voting and investment power.

(2) Includes 175,000 stock options issued to the Chairman of which all are presently exercisable. Also includes 120,000 options issued to Dr. Adair in December, 1995 in consideration for cancellation of fiscal 1996 royalty payments due him totaling $120,000, also presently exercisable.

(3) Includes 270,680 shares under presently exercisable stock options. Does not include options to acquire 100,000 shares exercisable at prices ranging from $3.00 to $3.75 per share which vest based upon defined performance goals.

(4) Includes shares referenced in notes (2), (3), and(5) and 330,000 additional shares and no currently-exercisable options held by three executive officers (Jo Brehm, Scott McLaughlin and Don Jackson) who are not directors, all of which are presently exercisable. Does not include options held by them to acquire 740,000 shares exercisable at prices ranging from $2.00 to $5.00 per share which vest based upon defined performance goals.

(5) Does not include options to acquire 600,000 shares exercisable at $3.25 which vest upon defined performance goals.

     The Company knows of no arrangement, the operation of which may, at a subsequent date, result in change in control of the Company.

                                   PROPOSAL 1-
                              ELECTION OF DIRECTORS

 The following persons are nominated as directors of the Company for a term of one year and until the election and qualification of their successors:

           Edwin L. Adair, M.D.               Pat Horsley Adair
           Van A. Horsley                     I. Dean Bayne
           Leroy I. Bilanich                  Daniel L. Richmond
           Chae U. Kim

These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Board of Directors of the Company, unless a shareholder withholds authority to vote for any or all of the nominees. The seven nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected. The following table sets forth the names and ages of the nominees and the executive offices held by each such person. The Company has no other officers. These officers serve at the pleasure of the Board of Directors.

Identification of Directors and Executive Officers
--------------------------------------------------

The following table sets forth certain information regarding the directors and executive officers of Medical Dynamics and of its significant subsidiary, Computer Age Dentist, Inc. ("CADI"):

Name                       Age      Position
----                       ---      --------

Edwin L. Adair, M.D. (1)   67       Chairman of the Board and Treasurer of
                                    Medical Dynamics

Van A. Horsley (2)         46       Director, President, Chief Financial Officer
                                    and Chief Executive Officer of Medical
                                    Dynamics; Director and Vice President of
                                    CADI

Daniel L. Richmond         36       Director of Medical Dynamics, Inc.;
                                    Director and Chief Executive Officer of
                                    CADI

Chae U. Kim                36       Director of Medical Dynamics, Inc.;
                                    Director and President of CADI

Pat Horsley Adair (1)      69       Director and Secretary of Medical
                                    Dynamics

I. Dean Bayne, M.D. (2)    70       Director and Assistant Secretary of Medical
                                    Dynamics

Leroy I. Bilanich (2)      47       Director of Medical Dynamics

Jo Brehm                   61       Vice President of Medical Dynamics

R. Scott McLaughlin        51       Vice President of CADI

Don C. Jackson             49       Vice President of CADI


(1)  Members of the Compensation Committee.
(2)  Members of the Audit Committee

     No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position except that Messrs. Kim and Richmond were appointed to the Medical
Dynamics Board as a result of the acquisition of CADI, in October 1997 as described in the Annual Report to Shareholders.

     Directors hold office until the next meeting of shareholders and until a successor is elected and qualified, or until their resignation. Executive officers are elected at annual meetings of the Board of Directors. Each such officer holds office for one year or until a successor has been duly elected and qualified or until death, resignation or removal. No director of the Company is a director of another company having securities registered under Section 12 of the Securities Exchange Act of 1934 or a company registered under the Investment Company Act of 1940.

     A brief summary of the business experience of each person who is currently an officer or director of the Company, and such person's service with the Company is as follows:

     Edwin L. Adair, M.D. has been a director of Medical Dynamics since June 30, 1971, Chairman of the Board since September 8, 1981 and Treasurer since March 27, 1973. From February 6, 1986 until July 13, 1990, Dr. Adair also served as Chief Executive Officer of Medical Dynamics. Dr. Adair received B.S. and M.D. degrees from the University of Colorado in 1951 and 1955, respectively. He practiced medicine from 1956 until 1983 and is a board-certified urologist who discontinued the practice of medicine due to a physical disability resulting from an accident. Dr. Adair has published articles in medical journals and has taught at the University of Colorado School of Medicine. Dr. Adair is a member of the American Medical Association, American Board of Urology, the American Urological Society and the American College of Surgeons. Medical Dynamics currently carries a $100,000 key man life insurance policy on Dr. Adair, reduced from $1,100,000 as a cost savings measure during fiscal 1996.

     Van A. Horsley has been a director, President and Chief Executive Officer of Medical Dynamics since July 13, 1990. From March 1, 1990 until July 13, 1990, Mr. Horsley served as Chief Financial Officer. Mr. Horsley holds a B.S.B.A. degree in finance from the University of Denver and a graduate degree from the School of Banking at the University of Colorado. From 1974 to February, 1990, Mr. Horsley was employed in various capacities by Affiliated Denver National
Bank in Denver, Colorado and from 1985 through February, 1990 served as executive vice president - head of lending.

     Pat Horsley Adair has been a director and Secretary of Medical Dynamics since September 8, 1981. Mrs. Adair attended McMurray College in Abilene, Texas, taking courses in English and business which did not lead to a degree. From June 1974 to July 1983, Mrs. Adair was employed by Medical Dynamics as office manager. Since that time, Mrs. Adair has served as Corporate Secretary to Medical Dynamics. From 1964 to 1975, Mrs. Adair served as executive director of the Arapahoe County Medical Society and from 1976 to 1980 she served as executive director of the Metro Denver Foundation for Medical Care, an organization which serves Arapahoe, Denver, Boulder, Jefferson and Adams counties, Colorado.

     Daniel L. Richmond has been a director of Medical Dynamics since October 1997. In June 1984, Mr. Richmond graduated from UCLA with a B.S. degree in Math/Computer Science. From 1983 through 1985, Mr. Richmond founded and then served as President of Compulink, a software company that sells to retail jewelry stores. From 1986 until 1987, Mr. Richmond, along with Mr. Chae Kim headed up the technical team for Emory & Associates, a software development company specializing in custom accounting packages for large manufacturers and distributors. In June 1987 Mr. Richmond co-founded Computer Age Dentist, Inc. ("CADI"). He has served as Chief Executive Officer of CADI from June 1987 until present.

     Chae U. Kim has been a director of Medical Dynamics since October 1997. In June 1985, Mr. Kim Graduated from UCLA with a B.A. degree in Biology. From 1986 until 1987, Mr. Kim, along with Dan Richmond headed up the technical team for Emory & Associates, a software development company specializing in custom accounting packages for large manufacturers and distributors. In June 1987 Mr. Kim co-founded CADI. He has served as President of CADI from June 1987 until present.

     I. Dean Bayne, M.D. has been a director of Medical Dynamics since July 1987 and Assistant Secretary since October 1988. Dr. Bayne received B.S. and M.D. degrees from Louisiana State University in 1949 and 1953, respectively, and has been engaged in private medical practice since 1958. Dr. Bayne was a resident in obstetrics at Herman Kiefer Hospital, Detroit, Michigan, and a resident in gynecology at Detroit Receiving Hospital, Detroit, Michigan. He is a member of the Board of Obstetrics and Gynecology and the American College of Obstetrics and Gynecology.

     Leroy Bilanich, Ed.D. has been a director of Medical Dynamics since September 13, 1990. Dr. Bilanich has a B.S. in journalism and broadcasting from Pennsylvania State University, an M.A. in communication from the University of Colorado and has an Ed.D. in organizational behavior from Harvard University. Dr. Bilanich currently works as a consultant to large corporations in the area of organizational development and in the past has held various positions in the Human Resource Departments at Pfizer, Inc. from 1983 to March of 1988 and the Olin Corporation.

     Jo Brehm is Vice President - Sales and Administration of Medical Dynamics. She has been an employee of Medical Dynamics since 1973. From December 1984 to September 1988, Mrs. Brehm served as Vice President of Medical Dynamics. From September 1988 until July 1990, Mrs. Brehm served as President of Medical Dynamics.

     R. Scott McLaughlin became Vice President/National Sales Manager for CADI in February 1998 as a result of the acquisition by CADI of Information Presentation Systems, Inc. of Marietta, Georgia ("IPS") as described in Medical Dynamics' annual report to shareholders. Mr. McLaughlin had been one of the two principals of IPS since its inception in 1990. Before that, Mr. McLaughlin was with Unisys Corporation and its predecessor company, the Oakleaf Corporation for eleven years in sales management, and (previously) General Motors Corporation for eleven years in financial analysis. Mr. McLaughlin attended the University of South Florida in 1966 through 1967.

     Don C. Jackson became Vice President/Hardware Product Development and Technical Services for CADI in February 1998 as a result of the acquisition by CADI of IPS. Mr. Jackson had founded IPS with Mr. McLaughlin. Mr. Jackson was Southeast Vice president of the Auto Division of Unisys and its predecessor, Oakleaf, for approximately twelve years before 1990. While at Oakleaf before its purchase by Unisys, Mr. Jackson was the Executive Vice President of Oakleaf at a time when that corporation grew from six to approximately 400 employees. Mr. Jackson obtained a Bachelor of Science degree in Electrical Engineering from Wayne State University in 1972.

     There are no significant employees who are not also directors or executive officers, described above.

     Dr. Edwin L. Adair and Pat Horsley Adair are married. Van A. Horsley is the son of Pat Horsley Adair. There are no other family relationships among the officers or directors.

Meetings of the Board and Committees
------------------------------------

     The Board of Directors held two formal meetings during the fiscal year ended September 30, 1997 and one meeting subsequently through March 31, 1998. Each director attended at least 75% of the formal meetings either in person or by telephone. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company and the directors acted by unanimous consent three times during fiscal 1997 and once through March 31, 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

     Based solely on its review of the copies of the reports it received from persons required to file, the Company believes that during the period from October 1, 1996 through March 31, 1998, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.


                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The following table sets forth information regarding compensation paid to the chief executive officer of Medical Dynamics for the three years ended
September 30, 1997. No other person who is currently an executive officer of Medical Dynamics earned salary and bonus compensation exceeding $100,000 during any of those years. This includes all compensation paid to him by the Company and any subsidiary.

=================================================================================================================
                                  Annual Compensation                  Long Term Compensation
                            -------------------------------     -----------------------------------
                                                                        Awards           Payout
                                                                -----------------------------------
Name and         Year       Salary       Bonus       Other                                          All other
Position                                                        Restricted    Options    LTIP       Compensation
                                                                Awards        &          Payout
                                                                              SAR's
-----------------------------------------------------------------------------------------------------------------
  Van A.
 Horsley         1997       $110,000      -0-         -0-       -0-           -0-         -0-       $272
President        1996       $105,000      -0-         $925      -0-           87,174      -0-       $260
   and           1995       $105,000      -0-         $925      -0-           40,900      -0-       $559
  Chief
Executive
 Officer
=================================================================================================================


     401(k) Plan. On January 1, 1990, Medical Dynamics adopted an employee benefit plan under Internal Revenue Code Section 401(k). The 401(k) plan is a profit sharing plan under which both employees and Medical Dynamics are entitled (at their own discretion) to contribute a portion of compensation and earnings, respectively, to investment funds to supplement employee retirement benefits. At September 30, 1997, Medical Dynamics's matching contributions to the plan for the accounts of Van Horsley and Jo Brehm totaled approximately $400 and the matching contribution under the plan for the accounts of all executive officers as a group totaled $400. These amounts are included under "All Other Compensation" in the Summary Compensation Table.

     Employment Agreements. On October 1, 1997 the Registrant, in conjunction with its purchase of Computer Age Dentist, Inc. (CADI), entered into employment agreements with Dan Richmond (CEO) and Chae Kim (President). The term of the agreements are five years and call for annual compensation of $105,000 each, car allowances of $500 per month and other benefits customarily extended to other CADI employees. In both cases, the employment agreements define their duties to include a continuation of their present positions with CADI, and for a default under the employment agreements if the employee is not re-elected to the Board of Directors of Medical Dynamics or if the Board of Directors of Medical Dynamics is expanded otherwise than as the result of an increase approved by a vote of a majority of the Board.

     Options and Option Plans. In April 1988, the Board of Directors adopted and authorized the 1988 Stock Option Plan (the "1988 Plan") and directed that management prepare the documents formally defining the plan. The Board formally approved the 1988 Plan on July 14, 1988 and the shareholders approved the 1988 Plan on September 28, 1988. The 1988 Plan has few options remaining to be granted, and it expires in April 1998. Consequently, and as described more fully in Proposal 5, below, the Board of Directors has adopted the Medical Dynamics 1998 Stock Option Plan and proposed its ratification to the shareholders.

     Allocations of options under Medical Dynamics' stock option plans are made by the Compensation Committee based on the duties, contributions and value of the services of the respective optionee. The Committee has the authority to determine to whom options were granted, the number of shares covered by each option, when each option was to be granted, date of initial ability to exercise, exercise price and certain other terms and to prescribe, interpret, amend and rescind rules and regulations relating to each plan. Any options canceled or not exercised within the option period became available for grants of new options under the plans. The Board also has the power to select committees consisting of not less than two members to administer each plan.

     Under the 1988 Plan, Medical Dynamics reserved an aggregate of 1,000,000 shares of its common stock for issuance to employees (including officers), consultants and directors of Medical Dynamics or any subsidiary. The plan contains restrictions on the number of options granted to officers and directors, exercise price, maximum term and transferability. On May 14, 1991, Medical Dynamics filed a registration statement under the Securities Act of 1933 on Form S-8 which registered the shares of common stock underlying options granted under the 1988 Plan. As such, shares issued upon exercise of outstanding options can be traded on the open market with limited restriction.

     All of the options granted under the 1988 Plan may be exercised through payment of the exercise price with shares of Medical Dynamics Common Stock or cash, or both. The ability to exercise options through surrendering shares of Common Stock enables holders of options to exercise the entire amount of an option by first exercising a small number of options, followed by successively larger option exercises which the optionee is able to effect by surrendering the increasing number of shares obtained thereby. For little or no initial cash payment, repeated exercises of options by surrendering stock having a market price in excess of the option exercise price, enable an optionee to provide sufficient consideration to Medical Dynamics to exercise his entire stock option. The exercise of options might otherwise require substantial cash consideration. This procedure is often referred to as pyramiding.




     The following table sets forth certain information regarding stock options granted by Medical Dynamics to the Chief Executive Officer and no other executive officers received total annual salary and bonus in excess of $100,000 during 1997. No stock appreciation rights were granted.

Option Grants in Fiscal 1997
----------------------------

=============================================================================================================
      (a)                 (b)                      (c)                        (d)                   (e)
-------------------------------------------------------------------------------------------------------------
      Name          Options Granted    % of total options granted to    Exercise or base      Expiration date
                          (#)          employees and consultants in          price
                                               fiscal year
-------------------------------------------------------------------------------------------------------------
Van A. Horsley            None
=============================================================================================================



Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values.
--------------------------------------------------------------------------------

     The  following  table  sets  forth  information   regarding  stock  options
exercised by the chief executive officer and certain other officers or directors during the 1997 fiscal year as well as the year-end  value of options being held by such persons on September  30, 1997: No Stock  Appreciation  Rights have been granted, or are held by, any such person:

=================================================================================================================
      (a)                 (b)                      (c)                        (d)                   (e)
-----------------------------------------------------------------------------------------------------------------
      Name          Shares acquired on        Value realized           # of unexercised     Value of in-the-money
                         exercise                                      options at FY end      options at FY end
                                                                         (exercisable/          (exercisable/
                                                                         unexercisable)         unexercisable)
-----------------------------------------------------------------------------------------------------------------
Van A. Horsley           3,598                    $3,216                     220,680               $279,602
                                                                                   0                      0
-----------------------------------------------------------------------------------------------------------------
Edwin L. Adair, M.D.    65,000                   $16,855                     295,000               $241,872
                                                                                   0                      0
-----------------------------------------------------------------------------------------------------------------
I. Dean Bayne              -0-                       -0-                      20,000                      0
                                                                                   0                      0
-----------------------------------------------------------------------------------------------------------------
Leroy I. Bilanich          -0-                        $0                      20,000                $30,132
                                                                                   0                      0
-----------------------------------------------------------------------------------------------------------------
Jo Brehm                50,000                  $132,438                           0                      0
                                                                                   0                      0
==================================================================================================================


Long Term Incentive Compensation Plans
--------------------------------------

     Medical Dynamics has no long term incentive compensation plans.

Other Compensation
------------------

     There are no plans to pay bonuses or deferred compensation to employees of the Company.

     The Company has adopted a medical and life insurance plan for its employees at the Company's cost and provides a discretionary disability, dental and other insurance plans for the benefit of its employees at their expense.



                                       10

Compensation of Directors
-------------------------

     General. Medical Dynamics' directors are authorized to receive $200 for each directors' meeting attended by them. To date, the directors have waived their right to receive directors fees. Dr. Bayne owns an option to acquire 20,000 shares of common stock at $4.00 per share, expiring June 11, 2003. Leroy Bilanich owns an option to acquire 20,000 shares of common stock at $1.50 per share, expiring June 11, 2003.

     No options were granted during fiscal 1997 to board members.

     Royalty Agreements. Dr. Adair and Dr. Bayne, directors of Medical Dynamics, are each entitled to receive royalties equal to two percent of the net sales of products each assigned to the Company. No royalties have been accrued or paid to Dr. Bayne; $600,000 has been paid to Dr. Adair through the end of fiscal 1995. No cash amounts have been paid to Dr. Adair subsequently. In an effort to help reduce negative cash flow during fiscal 1996, Dr. Adair accepted 120,000 common stock options priced at $1.00 per share in substitution for his cash royalty payment for the 1996 fiscal year. During 1997 Dr. Adair and Medical Dynamics made certain changes to the license agreement which included an elimination of the minimum annual royalty, effective for the 1997 fiscal year. See "Certain Relationships and Related Transactions" for further information regarding the royalty agreement.

     Indemnification Agreements. Medical Dynamics has entered into indemnification agreements with certain of its directors and officers providing for indemnification of each such director by Medical Dynamics to the full extent permitted by the Colorado Business Corporation Act, and it intends to enter into similar agreements with the remaining directors. The agreements provide that in all circumstances in which a director or officer may receive indemnification by statute, such indemnity shall be provided.

     Officer's Life Insurance. Until recently, Medical Dynamics maintained a $100,000 whole life key-man insurance policy on its Chairman which was acquired in 1985. Medical Dynamics canceled that policy during the current fiscal year.

     Medical Dynamics has no other arrangements pursuant to which it compensates its directors for acting in their capacities as such.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Transactions With Management and Others.
----------------------------------------

     Medical Dynamics has engaged in certain transactions with members of its Board of Directors. In each case, the Board believed that the transaction was in the Company's best interests and the terms of the transaction were at least as fair to Medical Dynamics as could have been obtained from an independent person, and the transaction was approved by the disinterested directors. Registrant will continue to follow this procedure in approving any transactions with affiliated persons. No such transactions are contemplated at this time.

     License Agreement with Dr. Adair. Medical Dynamics entered into an exclusive revocable license agreement with its chairman, Dr. Edwin Adair, effective June 3, 1987, as amended, relating to use of certain technology invented and developed by Dr. Adair. Before an amendment negotiated in September 1997, Medical Dynamics was obligated to pay Dr. Adair a minimum annual royalty of $120,000. Additionally, Dr. Adair was obligated to give Medical Dynamics a right of first refusal for his inventions. Actual royalties never exceeded the minimum annual royalty. As a result of negotiations between the disinterested directors and Dr. Adair, the parties agreed to amend the license agreement to waive the minimum annual royalty due September 30, 1997 for the year then ended and any future minimum annual royalty, and to waive Dr. Adair's obligation to provide Medical Dynamics with a right of first refusal on future technology.

     Distribution Agreement. Medical Dynamics entered into a distribution agreement with Micro- Medical Devices, Inc. ("MMD"), a corporation wholly-owned by Dr. Adair during June of fiscal year 1995. The distribution agreement includes all products developed by Dr. Adair related to his Universal Sterile Endoscopy System(TM) ("USES").

     MMD has appointed Medical Dynamics as its exclusive worldwide distributor for the USES products through June 30, 2000. MMD also granted Medical Dynamics a right of first refusal to distribute any further products MMD may develop. There are no minimum performance requirements under the distribution agreement, and Medical Dynamics need only purchase products it has already sold to third parties.

     MMD also agreed to sublease space from Medical Dynamics for administration purposes at cost. The rental payment and reimbursement to Medical Dynamics for employees MMD may utilize are intended to compensate Medical Dynamics for all associated expenses, including rent on a per- square-foot basis. During the fiscal year ended September 30, 1997, Medical Dynamics purchased $12,760 in products from MMD, and MMD has not needed any significant leased space.

Other Related Party Transactions.
---------------------------------

     Medical Dynamics employs two sons of Dr. Adair and one son of Pat Horsley Adair at annual salary rates of approximately $45,600, $45,600, and $115,000. During the most recently completed fiscal year those persons received no other compensation from Medical Dynamics in addition to their salaries.

     Except as otherwise stated above, since October 1, 1995, Medical Dynamics has not been a party to any transaction involving in excess of $60,000, in which any director or executive officer, nominee for election as a director, security holder of record or beneficially of more than five percent of any class of Medical Dynamics' securities, or any member of the immediate family of the foregoing had or will have a direct or indirect material interest.

     Medical Dynamics is not aware of any other relationship between nominees for election as directors or its directors and Medical Dynamics that are similar in nature and scope to those relationships listed in this Section.

                                PROPOSALS 2 and 3
                       2 -- 100:1 REVERSE STOCK SPLIT; and
                         3 -- 1:100 FORWARD STOCK SPLIT

     The Board of Directors has approved and recommends that the shareholders approve a two-step recapitalization which will result in persons currently holding fewer than 100 shares of Common Stock to be redeemed by the Company for cash.

     The first step of the recapitalization will include a reverse stock split (the "Reverse Stock Split") by which each 100 shares of Common Stock will automatically, and without any action by the shareholder, become a single share. Any person who owns fewer than 100 pre-split shares will have a fractional share which will be redeemed by the Company for a price to be determined by the Board of Directors following shareholder approval of the Reverse Stock Split. Fractional shares in excess of one will not be redeemed. The Company will use its existing working capital to redeem fractional shares.

     The second step of the recapitalization will include a forward stock split (the "Forward Stock Split") by which each share of Common Stock resulting after the Reverse Stock Split will automatically become 100 shares. Because the Forward Stock Split is in the same ratio as the Reverse Stock Split, there will be no fractional shares remaining after the Forward Stock Split.

     Shareholders should note that the Forward Stock Split will only be completed if the Reverse Stock Split is also approved. The Company may, in the discretion of the Board of Directors, complete the Reverse Stock Split whether or not the Forward Stock Split is approved.

     A reverse stock split and a forward stock split require an amendment to the Company's Articles of Incorporation. The following table sets forth information describing the potential impact of the Reverse Stock Split and Forward Stock Split being proposed hereby:

================================================================================
                  Current Status         After Reverse           After Forward
                  --------------         -------------           -------------
                                         Stock Split             Stock Split
                                         -----------             -----------
--------------------------------------------------------------------------------
Number of Shares
Authorized            15,000,000               150,000              15,000,000
(common stock)
--------------------------------------------------------------------------------
Estimated
fractional shares        330,624              3,306.24                      NA
to be redeemed
--------------------------------------------------------------------------------
Estimated number
of shares to be        9,628,669                92,980               9,298,045
outstanding
--------------------------------------------------------------------------------
Estimated number
of shareholders           12,844                 1,117                   1,117
================================================================================

     Amendment to Articles of Incorporation. The Board of Directors have adopted resolutions authorizing amendments to Article IV of the Company's Articles of Incorporation, subject to shareholder approval, accomplishing the foregoing Reverse and Forward Stock Splits.

Purpose of the Reverse Stock Split and the Forward Stock Split

     The Board of Directors believes that the Reverse Stock Split, the purchase by the Company of any resulting fractional shares held by all shareholders, and the subsequent Forward Stock Split, is advisable and in the best interests of the Company and its shareholders.

     Primarily, there are a very large number of shareholders of the Company who have fewer than 100 shares and a small resulting shareholder value. Communications with shareholders and the conduct of a shareholders meeting is, consequently, very expensive. This is a primary reason that Medical Dynamics has not held a shareholder meeting in the recent past. Estimates are that this meeting will cost approximately$100,000 in printing, mailing, and proxy tabulation costs alone because of the large number of record and beneficial shareholders of the Company. Comparable costs for a shareholder meeting of 1,100 record holders would be significantly lower on an annual basis.

     The Board of Directors does not believe that the proposed Reverse and Forward Stock Splits will have any material impact on the stock price of Medical Dynamics common stock in the over-the-counter market as reported on the Nasdaq SmallCap market. It is Medical Dynamics' belief that many of the persons holding fewer than 100 shares are not participating in the market in any event because of the cost of market transactions for such small holdings.

Certificates and Fractional Shares; Escheat Provisions

     The certificates currently representing issued and outstanding shares of Common Stock will be deemed to represent the number of shares of Common Stock after the effective date of the Reverse Stock Split. Any person owning only a fractional share of Common Stock following the Reverse Stock Split will only have a right to submit his or her shares to the Company in exchange for a cash payment in an amount to be determined by the Board of Directors in accordance with the requirements of the Coloado Business Corporation Act. The Company's Board of Directors believes that this value equates approximately to the fair market value of the Company's Common Stock at the date hereof. In reaching this determination, the Board considered the market price for the Common Stock on the Nasdaq SmallCap market, the perceived value of the Company's assets and business operations, and other factors the members of the Board deemed relevant. Shareholders holding fractional shares following the Reverse Stock Split will have no right to participate in the subsequent Forward Stock Split.

     Following the Forward Stock Split, the Company will issue certificates representing the shares of new (post-recapitalization) Common Stock. Any shareholder (except those holding only a fractional share following the Reverse Stock Split) will be entitled to (but not required to) submit his or her certificates representing pre-Stock Split Common Stock and receive certificates for the same number of shares of post-Stock Split Common Stock. If the Forward Stock Split is not approved but the Reverse Stock Split is completed, any resulting fractional shares will not be rounded. If the recapitalization is subsequently approved (see Proposal 4, below), stock dividends will be issued to all remaining shareholders of Medical Dynamics (not including those persons holding less than a single share after the Reverse Stock Split to accomplish the effect of the Forward Stock Split.

     Shareholders are not required to exchange their certificate(s) of pre-Stock Split Common Stock for new certificates. Shareholders may, however, exchange their certificates for shares of post-Stock Split Common Stock by surrendering their old certificates to the Company's transfer agent and payment of a fee of $_______ per new certificate. The holder will receive a share certificate representing the appropriate number of shares of post-Stock Split Common Stock. The following examples are instructive:

     A person holding 100 pre-split shares of Common Stock will own one share following the Reverse Stock Split, and 100 shares following the Forward Stock Split.

     A person holding 90 pre-split shares will have a fractional share (0.90) following the Reverse Stock Split and be entitled to receive 90% of the per share value which is to be determined by the Board of Directors.

     A person holding 150 pre-split shares will own 1.5 shares following the Reverse Stock Split and 150 shares following the Forward Stock Split.

     Holders of fewer than a single share following the Reverse Stock Split and before the Forward Stock Split will have no further rights as a shareholder of Medical Dynamics; such persons will be treated as unsecured creditors of Medical Dynamics until such time as he or she surrenders her shares to Medical Dynamics or its transfer agent and receives payment therefor. The indebtedness will not bear interest unless the shareholder perfects his right to dissent from the Reverse Stock Split pursuant to the procedure required by the Colorado Business Corporation Act, which is summarized below. (All shareholders will be given appropriate instructions for the surrender of their shares following the effectiveness of the Reverse Stock Split.) Any holder of fewer than 100 pre-Stock Split shares who does not surrender his or her fractional share will remain an unsecured creditor of Medical Dynamics until five years following the completion of the Reverse Stock Split. After that time, pursuant to ss.38-13-110 of the Unclaimed Property Act of the State of Colorado, Medical Dynamics will be obligated to pay the remaining amounts due shareholders to the Colorado State Treasury.

Effective Date of the Stock Splits

     The Stock Splits will become effective on the filing date of the Amendment to the Articles describing the Stock Splits, which is expected to be filed not sooner than twenty days following the annual shareholders' meeting (the "Effective Date"). The Reverse Stock Split will occur first, followed immediately by the Forward Stock Split.

Federal Income Tax Consequences of the Recapitalization and Buy-Back of Fractional Shares

     Reverse Stock Split and Forward Stock Split. The Reverse Stock Split and the Forward Stock Split will not result in the recognition of any taxable gain or loss for federal income tax purposes to any remaining shareholders of Medical Dynamics. Each shareholder will be required to allocate his or her basis in the pre-recapitalization shares owned by each shareholder among the number of shares owned following the recapitalization. The tax basis of the Common Stock received by shareholders as a result of the Reverse and Forward Stock Splits will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the effective date of the Stock Splits will be included in the holding period of the Common Stock received as a result of the Stock Splits.

     Fractional Share Purchase. Holders of fewer than 100 shares before the Reverse Stock Split will own a fractional share following the Reverse Stock Split. At that time, each such shareholder will be obligated to surrender the fractional share for an amount to be determined by the Board. To the extent such amount exceeds the holder's basis in his or her shares, the holder will recognize gain; to the extent such amount is less than the holder's basis, the holder will be entitled to recognize a loss.

Votes Required and Recommendation

     Approval of the proposal for the Company to amend the Articles to effect the Reverse Stock Split and the Forward Stock Split requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Each of these matters will be voted on separately. The Board of Directors of the Company recommends that shareholders vote FOR the proposal for the Company to amend the Articles to effect the Reverse Stock Split and the Forward Stock Split. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the amendment.

                                   PROPOSAL 4
                                RECAPITALIZATION

General Description

     Common Stock. The Board of Directors has approved and recommends that the shareholders approve a recapitalization of Medical Dynamics which will become effective regardless whether the shareholders approve the Reverse Stock Split and Forward Stock Split described in Proposals 2 and 3, above. Medical Dynamics' articles of incorporation presently authorizes it to issue up to 15,000,000 shares of Common Stock. The authorized capitalization will be adjusted in the same proportions as for the Reverse Stock Split and Forward Stock Split. Currently Medical Dynamics has 9,628,669 shares outstanding and an additional
3,915,852 shares reserved for issuance upon exercise of outstanding stock options and conversion of outstanding debentures; following the completion of the two Stock Splits (assuming, without assurance, shareholder approval thereof), Medical Dynamics will continue to have 13,213,897 shares outstanding and reserved for issuance.

     In the recent past, Medical Dynamics has used its authorized but unissued Common Stock for financing activities in a private placement of its securities, and for the issuance of stock upon exercise of options or conversion of debentures, and as partial consideration for the acquisition of Computer Age Dentist, Inc. ("CADI") in October 1997 and Information Presentation Systems, Inc. ("IPS") in February 1998. Whether or not the shareholders approve the Stock Splits, Medical Dynamics has insufficient authorized capital to allow it to accomplish further equity-based financing or acquisitions. While Medical Dynamics has no agreements to complete either a financing or acquisition at the present time, such plans may change in the future.

     Preferred Stock. Medical Dynamics currently has 5,000,000 shares of its preferred stock authorized, and no shares issued. Neither the Reverse Stock Split, nor the Forward Stock Split, nor the proposed recapitalization will affect the authorized preferred stock.

     Amendment to Articles of Incorporation. The Board of Directors have adopted resolutions authorizing amendments to Article IV of the Company's Articles of Incorporation, subject to shareholder approval, accomplishing the foregoing recapitalization which will result in 30,000,000 shares of Common Stock being authorized.

     Completion of Recapitalization. The Board of Directors proposes that the recapitalization be completed whether or not the Reverse Stock Split and the Forward Stock Split are approved and completed, as follows:

* If the Reverse Stock Split is not approved, the Forward Stock Split will not be completed whether or not it is approved. The following chart provides information regarding the capital structure of Medical Dynamics as is currently exists and as it will continue to exist if the Stock Splits are not completed:



----------------------------------------------------------------------------------------------
                         No Stock Split Completed               Following Recapitalization
----------------------------------------------------------------------------------------------
                     Outstanding           Authorized         Outstanding           Authorized
                     and Reserved                             and Reserved
----------------------------------------------------------------------------------------------
Common Stock         13,544,521            15,000,00          13,544,521            30,000,000
----------------------------------------------------------------------------------------------
Preferred Stock             -0-            5,000,000                 -0-             5,000,000
----------------------------------------------------------------------------------------------


*    If the Reverse Stock Split is approved and completed, but the Forward Stock
     Split is not approved,  Medical  Dynamics  will still  complete the Reverse
     Stock Split if the recapitalization described in this Proposal 4 is approved. Medical Dynamics would then immediately declare a stock dividend payable to the remaining shareholders (those holding a whole share or more) to accomplish the purpose and intent of the Forward Stock Split. The following chart provides information regarding the capital structure of Medical Dynamics if the recapitalization is approved and completed in those circumstances:

---------------------------------------------------------------------------------------------
                          Reverse Stock Split                 Following Recapitalization
                            Only Completed
---------------------------------------------------------------------------------------------
                   Outstanding           Authorized         Outstanding           Authorized
                   and Reserved                             and Reserved
---------------------------------------------------------------------------------------------
Common Stock       13,218,897            15,000,000         13,213,897            30,000,000
---------------------------------------------------------------------------------------------
Preferred Stock           -0-             5,000,000                -0-             5,000,000
---------------------------------------------------------------------------------------------


* If both the Reverse Stock Split and the Forward Stock Split are completed, the following chart provides information regarding the resulting capital structure of Medical Dynamics:

---------------------------------------------------------------------------------------------
                           Both Stock Splits                    Following Recapitalization
                              Completed
---------------------------------------------------------------------------------------------
                    Outstanding           Authorized         Outstanding           Authorized
                    and Reserved                             and Reserved
---------------------------------------------------------------------------------------------
Common Stock        13,213,897            15,000,000         13,213,897            30,000,000
---------------------------------------------------------------------------------------------
Preferred Stock            -0-             5,000,000                -0-             5,000,000
---------------------------------------------------------------------------------------------

     In  all  three  cases,   Medical   Dynamics   expects  to  have  sufficient
capitalization to accomplish its corporate goals as expressed below.



                                       18

Reasons for the Proposed Recapitalization

     As noted above, Medical Dynamics has used its common stock to obtain equity investment in the Company as a means of raising capital. In October 1997, the availability of authorized capital also resulted in debt financing obtained by the Company, convertible into shares of Medical Dynamics common stock. Medical Dynamics has also used its capital stock as an alternative for cash in completing the acquisition of CADI in October 1997 and IPS in February 1998.

     At the present time, Medical Dynamics only has remaining unissued common stock of 1,455,479 shares on a fully diluted basis.

     The Board of Directors is concerned that this limited amount of remaining capitalization is insufficient for Medical Dynamics to accomplish its growth objectives for more than the immediate future. Although the Company has no plans currently to issue common stock in connection with any transaction which would exceed the amount of authorized capital, the Board wants to retain its flexibility should a series of transactions need to be accomplished.

     An increase in authorized capital is also necessary for the Company to reserve shares for issuance pursuant to the exercise of options under the proposed 1998 Medical Dynamics Stock Option Plan.

Effect of the Proposed Recapitalization

     The proposed recapitalization will result in Medical Dynamics being able to issue a large number of additional shares of its common stock. Subject to its fiduciary requirements under the business judgment rule, the Board of Directors may authorize the issuance of additional shares of common stock without the need to obtain shareholder approval. If issued, these shares would greatly affect the percentage interest of the present Medical Dynamics shareholders by reducing the proportionate voting power of the outstanding shares.

     In addition, the power to issue a substantial number of shares of common stock following the proposed recapitalization could be used by incumbent management to make more difficult a change in control of the Company. Under certain circumstances, such shares could be used to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, additional shares of common stock could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid or to dilute the stock ownership of a person or entity seeking to obtain control of the Company.

     Despite such anti-takeover implications, the proposed recapitalization is not the result of Management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management, or otherwise. The Company is not submitting the proposed amendment for the recapitalization to enable it to frustrate any known efforts by another party to acquire a controlling interest or to seek Board representation.

     Furthermore, the proposed recapitalization not a part of any plan by Medical Dynamics' management to adopt a series of amendments to render the takeover of Medical Dynamics more difficult. Management does not presently intend to propose any anti-takeover measures in future proxy solicitations. Except as indicated below, management is not aware of the existence of any other provisions currently in the Articles of Incorporation or Bylaws having any anti-takeover effects which would impose any burden in excess of requirements imposed by the Colorado Business Corporation Act or federal law upon potential tender offerors or others seeking a takeover of the Company.

* In 1988, the shareholders authorized a class of preferred stock which could also be used by the Board of Directors to delay or frustrate a change of control transaction.

* Also in 1988, the shareholders approved an amendment to Medical Dynamics' Articles of Incorporation which limited the liability of directors of the Company for monetary damages resulting from alleged breaches of their duty of care. Notwithstanding the amendment, directors remain potentially liable for breaches by them of their duty of loyalty to the Company.

* Colorado law allows indemnification of directors, officers, employees, and agents of the Company against liabilities incurred in any proceeding in which an individual is made a party because he was a director, officer, employee, or agent of the company if such person conducted himself in accordance with the applicable standard of care (requiring, among other things, actions taken in good faith in a manner reasonably believed to be in, or at least not opposed to, the best interests of the corporation). In addition, the Company has entered into indemnification agreements with a number of (but not all of) its directors. The availability of indemnification to directors for liability based upon their actions in choosing to issue shares in an attempt to resist a takeover could influence a director in choosing whether to approve the issuance of common stock or preferred stock or in taking other actions to resist a takeover.

Federal Income Tax Consequences

     Existing holders of Medical Dynamics common stock will not be required to recognize any gain or loss for federal income tax purposes resulting from the approval and the completion of the proposed recapitalization.

Votes Required and Recommended

     Approval of the proposal for the Company to amend the Articles to effect the recapitalization requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. The Board of Directors of the Company recommends that shareholders vote FOR the proposal for the recapitalization of Medical Dynamics. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the amendment.

                                   PROPOSAL 5
                  MEDICAL DYNAMICS, INC. 1998 STOCK OPTION PLAN

     The Board of Directors has approved and recommends that the shareholders approve the Medical Dynamics, Inc. 1998 Stock Option Plan (the "1998 Plan"). Under the 1998 plan as approved by the Board of Directors, 1,500,000 shares will be reserved for issuance to employees (including officers), directors, and consultants of Medical Dynamics and its subsidiaries. The Company currently has only a single existing stock option plan which was approved by the Board of Directors for the benefit of the employees of and consultants to CADI. Medical Dynamics has granted options to its employees, officers, and directors, but these have been authorized by the Board outside of any approved plan since no availability remains under the Medical Dynamics, Inc., 1988 Stock Option Plan (the "1988 Plan"). The outstanding options granted to Medical Dynamics' officers and directors are disclosed above under "Executive Compensation" in the discussion of Proposal No. 1.

     Presently the Company does not have a sufficient number of authorized but unissued and unreserved shares to reserve for the grant of the total number of shares approved for the 1998 Plan. Consequently, unless the recapitalization described in Proposal No. 4, above, is approved, the Company will be unable to take full advantage of the 1998 Plan.

     The Board does not need shareholder approval for the establishment of the 1998 Plan; the Board is authorized to establish stock option plans and to issue options to acquire the Company's common stock without shareholder approval. Plans which have been approved by shareholders in accordance with ss.422 of the Internal Revenue Code, however, have significant tax advantages as "incentive stock options" ("ISOs"). To the extent the 1998 Plan is approved by shareholders, Medical Dynamics will be entitled to grant ISOs; even if the shareholders do not approve the 1998 Plan it will remain in place for the grant of non-qualified stock options ("NQOs").

     To the extent that management personnel may be eligible to receive options which may be granted under the 1998 Plan, management has an interest in seeing the 1998 Plan approved by the shareholders. No current plans exist to grant any options under the 1998 Plan but, as noted above, the Company has granted options to its employees (including officers) on a regular basis. As of March 31, 1998, there were ______ employees of Medical Dynamics (not including CADI) and ______ employees of CADI who are eligible to participate in the 1998 Plan, including ________ persons who are officers or directors of Medical Dynamics and two additional persons who are officers of CADI. ISOs may not be granted to consultants or directors who are not also employees.

     The 1998 Plan will be administered by the compensation committee of the Board of Directors (the "Committee") or, if none is established, by the Board. Members of the Committee are eligible to participate in the 1998 Plan. In addition to determining who will be granted options under the 1998 Plan, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. The Committee may determine which options may be options intended to qualify for special treatment as ISOs or which will be NQOs which do not qualify to special treatment. The Committee may also determine the time or times when each option becomes exercisable, the duration of the exercise period, and the form or forms of the instruments evidencing options to be granted under the 1998 Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the 1998 Plan.

     The Committee may also construe the 1998 Plan and the provisions in the instruments evidencing options granted under the 1998 Plan, and is empowered to make all other determinations deemed necessary or advisable for the administration of the 1998 Plan. The Committee may suspend, terminate, modify, or amend the 1998 Plan, but without the approval of the holders of a majority of the outstanding shares of common stock, the Committee may not materially increase the number of shares of common stock as to which options may be granted, change the eligibility requirements fore persons entitled to participate in the 1998 Plan, or materially increase the benefits to be received by any participant under the 1998 Plan. The Committee may not adversely affect the rights of any participant under any unexercised option or any portion thereof without the consent of such participant. Unless sooner terminated, the 1998 Plan will terminate on April 1, 2008.

     Options granted under the 1998 Plan will contain provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, or recapitalizations resulting from stock splits, or other combinations or exchanges of shares.

     In the event of the dissolution or liquidation, corporate separation or division, or merger or consolidation of Medical Dynamics, the Committee may (but is not obligated to) provide that each option holder may exercise such option prior to the occurrence of such event regardless of any other vesting or exercise periods. The Committee may also provide that the options granted under the 1998 Plan not exercised prior to the completion of the dissolution or liquidation, corporate separation or division, or merger or consolidation of Medical Dynamics, will expire on a date fixed by the Committee prior to the completion of such event unless previously exercised.

     Participants in the 1998 Plan may be selected by the Committee from employees (including officers), consultants and directors (whether or not employees) of Medical Dynamics, its divisions and subsidiaries. In making grants under the 1998 Plan, the Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company, and such other considerations as the Committee determines relevant. The Committee has broad discretion in determining the number of shares with respect to which options may be granted to participants. The 1998 Plan does include certain limitations on the Committee's discretion, however:

* The maximum aggregate fair market value (determined as of the date of grant) of the shares as to which ISOs become exercisable for the first time in any calendar year may not exceed $100,000.

* The exercise price per share for ISOs may not be less than 100% of the market price of the common stock on the date of grant (determined by reference to the public market for Medical Dynamics' common stock).

* The exercise price per share for any ISO granted to a person who is a holder of 10% or more of the outstanding Medical Dynamics common stock may not be less than 110% of the market price on the date of grant.

* The exercise price per share for NQOs may not be less than 80% of the market price on the date of grant.

*    The term of any option granted may not be greater than five years.

* If any optionee ceases to be employed by, or be a director of or consultant to Medical Dynamics or its divisions or subsidiaries for any reason other than death, disability, retirement, or termination for cause, the optionee may exercise all vested options within three months following such cessation,  to the  extent  exercisable  on the  date of  cessation.  If an optionee's employment or consulting relationship is terminated or a director is removed for cause, all options held by him terminate immediately.

* If an optionee dies while a director of, or while employed by or a consultant to the Company (or during the three month period following termination (other than for cause)), or if the optionee retires or becomes disabled, the options, unless previously terminated, may be exercised (to the extent then exercisable) by the optionee or his legal representative at any time within one year following the date of death, disability, or retirement.

* An option granted under the 1998 Plan is not transferable other than by will or by the laws of descent and distribution.

     An  optionee  has no rights as a  shareholder  with  respect  to any shares covered by options until the options have been exercised and the exercise accepted by the Company directly or through its transfer agent. If a registration statement meeting the requirements of ss.10(a)(3) of the federal Securities Act of 1933 (the "1933 Act") relating to the shares issuable upon exercise of options granted under the 1998 Plan is not in effect at the time of exercise, the optionee must establish the availability of an exemption from registration under federal and applicable state law. To establish an exemption, the optionee will have to (among other things) represent and warrant in writing to Medical Dynamics that the shares to be issued are not being acquired with a view toward distribution, and that the shares will be "restricted securities" as defined in Rule 144 under the 1933 Act, and may not be further transferred unless an exemption is available or the shares are subsequently registered. Any exemption from registration statement must be established to the satisfaction of Medical Dynamics, in its sole discretion. The Company has no current intention to file a registration statement relating to the shares underlying the 1998 Plan, but it may do so in its discretion. The Company currently has an effective registration statement on Form S-8 relating to other outstanding options.

Federal Income Tax Consequences

     The federal income tax consequences of a stock option plan, such as the proposed 1998 Plan, are material to the Company and to optionees. The following discussion is included for general information to the Medical Dynamics shareholders, and the actual impact may differ depending on the laws in effect and other circumstances existing at the date of grant or exercise.

     Incentive Stock Options. No income tax effect results to the optionee or to the Company upon a grant of an ISO or upon the exercise of the ISO. The amount realized by the optionee upon subsequent resale of the shares received upon exercise of an ISO will be considered capital gain if held for at least one year following exercise. If the optionee completes a sale, taxable exchange or other disposition within that one year period (or within two years after the date of grant), the optionee will realize compensation income for federal tax purposes equal to the amount of the gain.

     Non-qualified Stock Options. An optionee must recognize income at the time of the grant of a NQO to the extent the option has a "readily ascertainable fair market value" at the time it is granted. Since NQOs may be issued at 80% of market price on the date of grant, each optionee receiving a NQO will have to determine whether the option has a "readily ascertainable fair market value" at such date.

     Upon exercise of a NQO, the optionee will have to recognize income to the extent the fair market value of the shares acquired on exercise exceeds the exercise price, such as when the shares have appreciated from the date of grant.

     It is also a general rule that, to the extent the optionee must recognize income on the grant or exercise of a stock option (whether NQO or ISO), the Company must recognize an offsetting expense.

Votes Required and Recommended

     Approval of the proposal for the Company to approve the 1998 Plan requires the affirmative vote of a majority of the shares voting at the meeting if a quorum is present. The Board of Directors of the Company recommends that shareholders vote FOR the proposal for the 1998 Plan. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the 1998 Plan.

                               DISSENTER'S RIGHTS

     Pursuant to ss.7-113-102(2.5) of the Colorado Business Corporation Act, Medical Dynamics shareholders owning fewer than 100 shares are entitled to dissent from the Reverse Stock Split. A copy of Article 113 of the Colorado Business Corporation Act is attached hereto and by this reference is incorporated herein. The following summary of Article 113 is qualified in its entirety by reference to Article 113.

     If any shareholder who, as a result of the Reverse Stock Split, holds fewer than a single share, that shareholder is entitled to receive cash equal to the valuation of the shares as determined by the Board of Directors. If any shareholder believes that the offered value is less than the "fair value" of the shares immediately before the effective date of the Reverse Stock Split, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable, such shareholder is entitled to dissent from the Reverse Stock Split following the procedure outlined in Article 113.

     A shareholder entitled to dissent (being only those shareholders who own fewer than 100 shares before the Reverse Stock Split) who wishes to assert dissenters' rights must deliver a notice to Medical Dynamics written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated. This notice must be delivered before the vote is taken at the meeting. In addition, the shareholder must not vote the shares in favor of the proposed corporate action.

     If the Reverse Stock Split is approved, Medical Dynamics will give a written notice to all shareholders who are entitled to demand payment for their shares under article 113 (being only those shareholders who provided notice to Medical Dynamics of their intention to dissent pursuant to the preceding paragraph and who did not vote the shares in favor of the Reverse Stock Split). Medical Dynamics will give this notice no later than ten days after the effective date of the Reverse Stock Split (the date that the articles of amendment are filed with the Colorado Secretary of State). In the notice, Medical Dynamics will:

     State that the Reverse Stock Split was authorized and the effective date of the Reverse Stock Split;

     State the address to which the shareholder must send a demand for payment, and an address where certificates for shares must be deposited;

     Supply a form for demanding payment;

     Set the date by which Medical Dynamics must receive the payment demand and stock certificates; and

     Include a copy of article 113.

     Any shareholder entitled to dissent who wishes to dissent must comply with the instructions in the notice which Medical Dynamics will send, including providing Medical Dynamics with the appropriate demand for payment and depositing the certificate(s) representing their shares of Medical Dynamics common stock. Except in certain limited circumstances, the demand for payment and deposit of certificates are irrevocable. A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under article 113.

     Following the effectiveness of the Reverse Stock Split or receipt of the demand for payment, whichever is later, Medical Dynamics will pay each dissenter who complied with the statutory requirements the amount the Company estimates to be the fair value of the dissenter's shares, plus accrued interest. The payment will be accompanied by the information required by ss.7-113-206(2).

     If a person entitled to receive payment from Medical  Dynamics  pursuant to
Article 113 is dissatisfied with the estimate of payment from Medical Dynamics, he or she may give notice to the Company in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due. Such person may demand payment of such estimate, less any payment previously made. The dissenting shareholder may also make such demand if Medical Dynamics fails to make payment within sixty days after the date set in Medical Dynamics' original notice to receive the payment demand. A dissenter waives the right to demand payment under ss.7-113-209 unless the dissenter causes the Company to receive the notice required by ss.7-113-209(1) of this section within thirty days after Medical Dynamics made or offered payment for the dissenter's shares.

     If a dissenting shareholder's demand for payment remains unresolved, Medical Dynamics may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest pursuant to ss.7-113-301. If Medical Dynamics does not commence the proceeding within the sixty-day period, it will pay to each dissenter whose demand remains unresolved the amount demanded. The court proceeding will be conducted as provided in ss.7-113-301 et seq.

                              INDEPENDENT AUDITORS

     The independent accounting firm of Hein & Associates was selected by the Board of Directors with respect to audit of the consolidated financial statements of the company for the fiscal year ended September 30, 1997, as well as many prior fiscal years. A representative of Hein & Associates is not expected to be present at the annual meeting.

                           PROPOSALS FROM SHAREHOLDERS

     Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to the Company at Medical Dynamics, Inc., Attention: Corporate Secretary, 99 Inverness Drive East, Englewood, CO 80112 and must be received by the Company by November 1, 1998. Upon receipt of any such proposal, the Company shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposals be forwarded by Certified Mail-Return Receipt Requested.

                          ANNUAL REPORT TO SHAREHOLDERS

     This proxy statement is being accompanied by the Company's annual report to shareholders. The annual report to shareholders does include the audited financial statements for the Company.

ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB

     The Company's Annual Report on Form 10-KSB for the year ended September 30, 1997, its Quarterly Report on Form 10-QSB for the period ended December 31, 1998, and other reports filed by Medical Dynamics under the Securities Exchange Act of 1934, are available to any shareholder at no cost upon request to:
Corporate Secretary, 99 Inverness Drive East, Englewood, CO 80112, or by telephone: (303) 790-2990.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                        By Order of the Board of Directors:

                                        MEDICAL DYNAMICS, INC.
                                        Van A. Horsley, President

                                   Exhibit "A"
                           Dissenter's Rights Statute
                           Article 113, C.R.S. Title 7

7-113-101.  Definitions. For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if: (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or
(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c) Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2) (Deleted by amendment effective June 1, 1996.)

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103.  Dissent by nominees and beneficial  owners.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201.  Notice of dissenters'  rights.

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202.  Notice  of intent to demand  payment.

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b) Not vote the shares in favor of the proposed corporate action.

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203.  Dissenters'  notice.

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

     (g) Be accompanied by a copy of this article.

7-113-204.  Procedure  to  demand  payment.

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

     (b) Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206.  Payment.

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

     (e) A copy of this article.

7-113-207.  Failure to take action.

     (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

     (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section
7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209.  Procedure if dissenter is dissatisfied  with payment or offer.

     (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301.  Court action.

     (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation  shall commence the proceeding  described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302.  Court  costs  and  counsel  fees.

     (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                             Medical Dynamics, Inc.
                             99 Inverness Drive East
                               Englewood, CO 80112

                                     PROXY

           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Van A. Horsley and Edwin L. Adair, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares Common Stock of Medical Dynamics, Inc. held of record by the undersigned on April 24, 1998, at the Special Meeting of Shareholders to be held on June 11, 1998 or at any adjournments or postponements thereof.


1.   ELECTION OF DIRECTORS    FOR all nominees listed below   WITHHOLD AUTHORITY
                              (except as marked to the        to vote for all
                              contrary below)                 nominees listed
                                                              below

   (INSTRUCTION) To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

     Edwin L. Adair, M.D.  Pat Horsley Adair  Van A. Horsley  Leroy I Bilanich
                  I Dean Bayne  Daniel L. Richmond  Chae U. Kim

2. FOR approval of the proposed 100:1 reverse stock split and redemption of resulting fractional shares when fewer than one share is held. The proposed reverse stock split may, in the discretion of the Board of Directors, be completed even if the forward stock split (proposal 3) is not approved.

                        Yes            No            Abstain
                    ---            ---           ---

3. FOR approval of the proposed 100:1 forward stock split. The proposed forward stock split will not be completed unless the reverse stock split (proposal 2) is first approved and completed.

                        Yes            No            Abstain
                    ---            ---           ---

4. FOR approval of the proposed recapitalizationn which will result in 30,000,000 shares of $.01 par value common stock being authorized.

                        Yes            No            Abstain
                    ---            ---           ---

5.   Approval of the Medical Dynamics 1998 Stock Option and Bonus Plan.

                         Yes           No            Abstain
                    ---            ---           ---

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                          (over)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees and will abstain from voting on all other matters.

     Dated:              , 19
           --------------    ----

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if held jointly

                                        Please  sign  exactly  as  name  appears
                                        below.  When  shares  are  held by joint
                                        tenants,  both should sign. When signing
                                        as attorney, as executor, administrator,
                                        trustee,  or guardian,  please give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE